Exhibit 24.1

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears on this Form 10-KSB hereby constitutes and appoints Bruce I. Lewis and Jay S. Stulberg, or either of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing) to sign any or all amendments (including post-effective amendments thereto) to this Form 10-KSB to which this power of attorney is attached, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                            TITLE                   DATE
--------------------------------------------------------------------------------

/s/ Bruce I. Lewis
----------------------------      Chief Executive       July 14, 2001
Bruce I. Lewis                    Officer (Principal
                                  Executive Officer),
                                  Director

/s/ Jay S. Stulberg
----------------------------      President, Chief      July 14, 2001
Jay S. Stulberg                   Operating Officer,
                                  Chief Financial
                                  Officer (Principal
                                  Financial Officer
                                  and Principal
                                  Accounting Officer),
                                  Secretary, Director


                                  Director              July 14, 2001
--------------------------
David G. R. Butler


                                  Director              July 14, 2001
--------------------------
Carl J. Corcoran

/s/ H. Joseph Greenberg
---------------------------        Director              July 14, 2001
H. Joseph Greenberg